Schedule

to the

Master Agreement

dated as of March 30, 2007

between

Credit Suisse International, an unlimited company incorporated under the laws of England and Wales ("Party A")	and

U.S. Bank National Association, not in its individual capacity but solely as trustee on behalf of the supplemental interest trust created under the Pooling and Servicing Agreement in respect of CSMC Mortgage-Backed Trust 2007-3

("Party B")

Part 1

Termination Provisions

In this Agreement:-

(a)

Specified Entity.  "Specified Entity" shall have no meaning in relation to Party A or Party B.

(b)

Specified Transaction.  Specified Transaction will have the meaning specified in Section 14.

(c)

Certain Events of Default.  The following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

Section 5(a)(i) (Failure To Pay or Deliver) will apply to Party A and will apply to Party B.

Section 5(a)(ii) (Breach of Agreement) will apply to Party A and will apply to Party B.

Section 5(a)(iii) (Credit Support Default) will not apply to Party A or Party B.

Section 5(a)(iv) (Misrepresentation) will apply to Party A and will apply to Party B.

Section 5(a)(v) (Default Under Specified Transaction) will not apply to Party A or Party B.

Section 5(a)(vi) (Cross Default) will apply to Party A and will apply to Party B.  "Specified Indebtedness" shall have the meaning specified in Section 14 of this Agreement and "Threshold Amount" means 3% of shareholder's equity of the Relevant Entity.

Section 5(a)(vii) (Bankruptcy) will apply to Party A and will apply to Party B.

Section 5(a)(viii) (Merger Without Assumption) will apply to Party A and will apply to Party B.

(d)

Termination Events.  The "Illegality" provision of Section 5(b)(i), the "Tax Event" provision of Section 5(b)(ii), the "Tax Event Upon Merger" provision of Section 5(b)(iii) and the "Credit Event Upon Merger" provision of Section 5(b)(iv) will apply to both Party A and Party B.

(e)

Automatic Early Termination.  The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

(f)

Payments on Early Termination.  For the purpose of Section 6(e), the Second Method and Loss will apply.

(g)

Termination Currency.  "Termination Currency" means United States Dollars.

(h)

Additional Termination Event.

Each of the following shall be an Additional Termination Event with respect to Party B as the sole Affected Party:

(1)

Termination of Trust.  The termination of the obligations and responsibilities of the parties to the Pooling and Servicing Agreement pursuant to Section 11.01 of the Pooling and Servicing Agreement.

(2)

Amendment of Pooling and Servicing Agreement.  Party B shall fail to comply with Part 5(i) of this Schedule.

(3)

Counterparty Rating Agency Downgrade.  If Party A no longer has a long-term credit rating of at least A (or its equivalent) from at least one of the Rating Agencies rating the Certificates (a "Counterparty Rating Agency Downgrade"), provided that none of the following events shall occur:  Party A shall, no later than the 30th day following the Counterparty Rating Agency Downgrade, either (1) obtain a substitute Counterparty that is a bank or other financial institution that has a long-term credit rating of at least A (or its equivalent) from at least one of the Rating Agencies rating the Certificates (the "Counterparty Rating Requirement"), (2) obtain a guaranty of or a contingent agreement of another person with a long-term credit rating of at least A (or its equivalent) from at least one of the Rating Agencies rating the Certificates to honor Party A’s obligations hereunder, (3) post collateral under the Credit Support Annex attached hereto and made a part hereof, or (4) restore its long-term credit rating to at least A (or its equivalent) from at least one of the Rating Agencies rating the Certificates.  As used herein: (i) "Moody’s" means Moody’s Investors Service, Inc., or any successor nationally recognized statistical rating organization, (ii) "S&P" means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor nationally recognized statistical rating organization, (iii) "Fitch" means Fitch Ratings, or any successor nationally recognized statistical rating organization, and (iv) "Rating Agency" means Moody’s, S&P, or Fitch.

Part 2

Tax Representations

(a)

Payer Tax Representations.  For the purpose of Section 3(e), Party A and Party B each makes the following representation:-

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:-

(i)

the accuracy of any representation made by the other party pursuant to Section 3(f);

(ii)

the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d);

provided that it shall not be a breach of this representation where reliance is placed on clause (ii), and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)

Payee Tax Representations.  For the purpose of Section 3(f),

(i)

Party A makes the following representation to Party B:

(A)

Party A is entering into each Transaction in the ordinary course of its trade as, and is, a recognized UK bank as defined in Section 840A of the UK Income and Corporation Taxes Act of 1988.

(B)

Party A has been approved as a Withholding Foreign Partnership by the US Internal Revenue Service.

(C)

Party A's Withholding Foreign Partnership Employer Identification Number is 98-0330001.

(D)

Party A is a partnership that agrees to comply with any withholding obligation under Section 1446 of the Internal Revenue Code.

(ii)

Party B makes no Payee Tax Representations.

Part 3

Agreement to Deliver Documents

Each party agrees to deliver the following documents as applicable:-

(a)

For the purpose of Section 4(a)(i), tax forms, documents or certificates to be delivered are:-

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered

Party A	U.S. Internal Revenue Service Form W-8IMY or any successor forms thereto

(i) Before the first Payment Date under this Agreement, such form to be updated at the beginning of each succeeding three-calendar-year period after the first payment date under this Agreement, (ii) promptly upon reasonable demand by Party B, and (iii) promptly upon learning that any such Form previously provided by Party A has become obsolete or incorrect.

(b)

For the purpose of Section 4(a)(ii), other documents to be delivered are:-

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

Party A and Party B	Evidence reasonably satisfactory to the other party as to the names, true signatures and authority of the officers or officials signing this Agreement or any Confirmation on its behalf	Upon execution this Agreement and, if requested, upon execution of any Confirmation	Yes

Party A	A copy of the annual report for such party containing audited or certified financial statements for the most recently ended financial year	Upon request, as soon as publicly available	Yes

Party A	An opinion of counsel to such party reasonably satisfactory in form and substance to the other party covering the enforceability of this Agreement against such party	Upon execution of this Agreement	No

Party B	All opinions of counsel to Party B and counsel to the Servicer, delivered as of the Closing Date	Upon execution of this Agreement	No

Party B	Executed copies of the Pooling and Servicing Agreement and such other documents as requested by Party A.	Upon execution of this Agreement.	No

Party B	Monthly Statements, as set forth in Section 4.04 of the Pooling and Servicing Agreement	At such times as such Monthly Statements are required to be delivered to the Trustee pursuant to the Pooling and Servicing Agreement	Yes

Party B	Such other information in connection with the Certificates or the Pooling and Servicing Agreement in the possession of Party B as Party A may reasonably request.	Upon request	No
Party B	Any and all proposed and executed amendments to the Pooling and Servicing Agreement.	Each (i) the date of distribution to the Certificates or (ii) the date of execution by Party B, as applicable.	No

Part 4

Miscellaneous

(a)

Addresses for Notices.  For the purpose of Section 12(a):-

Notwithstanding Section 12 (a) of the Agreement, all notices, including those to be given under Section 5 or Section 6 of the Agreement, may be given by facsimile transmission or electronic messaging system.

(i)

(1)

Address for notices or communications to Party A:-

Address:

One Cabot Square

Attention:

(1)

Head of Credit Risk Management;

London E14 4QJ

(2)

Global Head of OTC Operations,

Operations Department;

(3)

General Counsel Europe -

Legal and Compliance Department

Telex No.:

264521

Answerback:

CSIN G

(2)

For the purpose of facsimile notices or communications under this Agreement:-

Facsimile No.:

+44 (0) 207 888 2686

Attention:

General Counsel Europe - Legal and Compliance Department

Telephone number for oral confirmation of receipt of facsimile in legible form:  +44 (0) 207 888 4465

Designated responsible employee for the purposes of Section 12(a)(iii):  Senior Legal Secretary

With a copy to:

Facsimile No. +44 (0) 207 888 3715

Head of Credit Risk Management

With a copy to:

Facsimile No. +44 (0) 207 888 9503

Global Head of OTC Operations, Operations Department.

(ii)

Address for notices or communications to Party B:-

Address:	U.S. Bank National Association, as the Trustee for CSMC Trust 2007-3 60 Livingston Avenue EP-MN-WS3D St Paul, MN 55107	Attention:	CSMC Trust 2007-3

Telephone No.:	+1 651 495 3852	Facsimile No.:	+1 651 495 8090

(For all purposes.)

With copies to:–

Address:	Credit Suisse Securities (USA) LLC 11 Madison Avenue New York, N.Y. 10010	Attention:	Joseph Little

Telephone No.:	+1 212 325 7892	Facsimile No.:	+1 212 742 5181

With copies to:–

Address:	Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, Maryland 21045	Attention:	CSMC 2007-3
Telephone No.:	+1 410 884 2000	Facsimile No.:	+1 410 715 2380

(b)

Process Agent.  For the purpose of Section 13(c):-

Party A appoints as its Process Agent:- Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010 (Attention:- General Counsel, Legal and Compliance Department).

Party B appoints as its Process Agent:- Not applicable.

(c)

Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party. For the purpose of Section 10(c):-

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is Party A.

(f)

Credit Support Document.  Details of any Credit Support Document:

(i)

With respect to Party B, the pooling and servicing agreement (as defined below).

(ii)

With respect to Party A:  Not Applicable.

(g)

Credit Support Provider.

Credit Support Provider means in relation to Party A: Not applicable.

Credit Support Provider means in relation to Party B: Not applicable.

(h)

Governing Law.  This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement, will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

(i)

Netting of Payments.  Section 2(c)(ii) of this Agreement will not apply to the Transactions.

(j)

Affiliate.  Affiliate will have the meaning specified in Section 14, provided that Party B shall be deemed to have no Affiliates.

Part 5

Other Provisions

(a)

Definitions.  Unless otherwise specified in a Confirmation, this Agreement and each Transaction between the parties are subject to the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "2000 Definitions"), and will be governed in all relevant respects by the provisions set forth in the 2000 Definitions, without regard to any amendment to the 2000 Definitions subsequent to the date hereof.  The provisions of the 2000 Definitions are incorporated by reference in and shall be deemed a part of this Agreement, except that references in the 2000 Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement.

(b)

Pooling and Servicing Agreement.  References to the "Pooling and Services Agreement" are to the pooling and servicing agreement dated as of March 1, 2007, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital, Inc., as a Seller, Wells Fargo Bank, N.A., as a Servicer, as Master Servicer and as Trust Administrator, Universal Master Servicing LLC, as a Servicer, Washington Mutual Mortgage Securities Corp., as a Servicer, Select Portfolio Servicing Inc., as a Servicer, as Special Servicer and Modification Oversight Agent, and U.S. Bank National Association, as Trustee, as amended from time to time. Capitalized terms used in this Agreement that are not defined herein and are defined in the Pooling and Servicing Agreement shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

(c)

Independent Reliance.  The parties agree to amend Section 3 of this Agreement by the addition of the following provision at the end thereof and marked as subsection (g).

"(g)

Independent Reliance.  Party A is entering into this Agreement and will enter into each Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other party.  Party B is entering into this Agreement and will enter into each Transaction in reliance upon the direction of the Depositor and not upon any view expressed by the other party."

(d)

Change of Account.  Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

"to another account in the same legal and tax jurisdiction as the original account"

(e)

Escrow Payments.  If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow.  In this case deposit of the payment due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow.  The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(f)

Recording of Conversations.  Each party to this Agreement acknowledges and agrees to the tape recording of conversations between the parties to this Agreement whether by one or other or both of the parties and each party hereby consents to such recordings being used as evidence in Proceedings.

(g)

Waiver of Right to Trial by Jury.  Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.  Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable by, among other things, the mutual waivers and certifications in this Section.

(h)

Pooling and Servicing Agreement.

(1)

Capitalized terms used in this Agreement that are not defined herein and are defined in the Pooling and Servicing Agreement shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

(2)

Notwithstanding any other provision of this Agreement, Party A may not, prior to the date which is one year and one day, or if longer the applicable preference period then in effect, after the payment in full of all Certificates, institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under Federal, State, or bankruptcy or similar laws.  Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by the Trust or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against the Trust or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.  Party A further acknowledges that Party B’s obligations hereunder shall be solely the obligations of the Trust and that recourse in respect of any obligations of Party B hereunder will be limited to assets of the Trust as applied in accordance with the terms of the Pooling and Servicing Agreement and, on exhaustion thereof, all claims against Party B arising from this Agreement or contemplated hereby shall be extinguished.

(3)

Party B will provide at least 30 days’ prior written notice to Party A of any proposed amendment or modification to the Pooling and Servicing Agreement.

(i)

Amendment of the Pooling and Servicing Agreement.  Party B will not, without the prior written consent of Party A, consent to any amendment, supplement or other modification of the Pooling and Servicing Agreement, in each case as solely determined by Party A, in a manner that would (i) adversely affect the ability of Party B to perform, timely and fully, its obligations under this Agreement, (ii) affect or change the rights of Party A or the benefits accorded to Party A under the Pooling and Servicing Agreement or this Agreement,  (iii) affect or change  the obligations of Party A under this Agreement or (iv) modify the meaning of any term used herein and defined in the Pooling and Servicing Agreement or any component thereof.  Any such amendment, supplement or modification without such consent of Party A shall not be binding on Party A.

(j)

Transfer.  Section 7 is hereby amended to read in its entirety as follows:

Except as stated under Section 6(b)(ii), in this Section 7, and Part 5(i) of the Schedule, and except for the assignment by way of security in favor of Party B under the Pooling and Servicing Agreement, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement or any Transaction without the prior written consent of the other party; provided, however, that (i) Party A may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of substantially all of its assets to, another entity, or an incorporation, reincorporation or reconstitution, and (ii) Party A may transfer this Agreement to any Person, including, without limitation, another of Party A’s offices, branches or affiliates (any such Person, office, branch or affiliate, a "Transferee") on at least five Business Days’ prior written notice to Party B; provided that, with respect to clause (ii), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; and (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer.  Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer.

Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this Section 7 will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

In addition, Party A may transfer this Agreement without the prior consent of the Trustee, on behalf of Party B, to an affiliate that satisfies the Counterparty Rating Requirement or that has furnished a guarantee of the obligations under this Agreement from a guarantor that that satisfies the Counterparty Rating Requirement.

(k)

Notice of Certain Events or Circumstances.  Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party  notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); provided that failure to provide notice of such event or condition pursuant to this Part 5(j) shall not constitute an Event of Default or a Termination Event.

(l)

Regarding Party A.  Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for:  (i) the establishment, structure, or choice of assets of the Trust; (ii) the selection of any person performing services for or acting on behalf of Party B or the Trust; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information contained in any offering circular for the Certificates, the Pooling and Servicing Agreement, or any other agreements or documents used by any party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of the Trust, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of the Trust’s existence.

(m)

Commodity Exchange Act.  Each party represents to the other party on and as of the date hereof and on each date on which a Transaction is entered into among them that:

(i)

such party is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act (the "CEA");

(ii)

neither this Agreement nor any Transaction has been executed or traded on a "trading facility" as such term is defined in the CEA; and

(iii)

such party is entering into each Transaction in connection with its business or a line of business and the terms of this Agreement and each Transaction have been individually tailored and negotiated.

(n)

Trustee Capacity.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association, not individually or personally but solely as trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement (the "Supplemental Interest Trust"), in the exercise of the powers and authority conferred upon and vested in it under the Pooling and Servicing Agreement, (ii) each of the representations, warranties, covenants, undertakings and agreements herein made on the part of Party B is made and intended not as a representation, warranty, covenant, undertaking or agreement by U.S. Bank National Association, but is made and intended for the purpose of binding only the assets of the Supplemental Interest Trust available therefor in accordance with the terms of the Pooling and Servicing Agreement, (iii) nothing herein contained shall be construed as creating any liability on the part of  U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall U.S. Bank National Association, individually or personally, be liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any other related document, as to all of which recourse shall be had solely to the assets of the Supplemental Interest Trust in accordance with the terms of the Pooling and Servicing Agreement.

(o)

Trust Administrator. Wells Fargo Bank, N.A., as Trust Administrator, will, pursuant to the Pooling and Servicing Agreement, administer to, hold, and receive and make all payments under, this Agreement on behalf of Party B and the Supplemental Interest Trust. A copy of all notices or other communications sent pursuant to this Agreement shall be sent to the Trust Administrator.

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized representatives as of the date of the Agreement.

CREDIT SUISSE INTERNATIONAL

U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST CREATED UNDER THE POOLING AND SERVICING AGREEMENT IN RESPECT OF CSMC MORTGAGE-BACKED TRUST 2007-3

By: /s/ Erica L. Hryniuk Name: Erica L. Hryniuk Title: Authorized Signatory	By: /s/ Charles F. Pedersen Name: Charles F. Pedersen Title: Vice President
Acknowledged and agreed as of the date first written above: WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUST ADMINISTRATOR ON BEHALF OF CSMC MORTGAGE-BACKED TRUST 2007-3

By: /s/ Carole Villoresi Name: Carole Villoresi Title: Authorized Signatory	By: /s/ Amy Doyle Name: Amy Doyle Title: Vice President